UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

  Date of Report (Date of earliest event reported): MAY 31, 2007 (MAY 29, 2007)
                                                    ---------------------------

                        TETRAGENEX PHARMACEUTICALS, INC.

             (Exact name of registrant as specified in its charter)

                                    DELAWARE
         (State or other jurisdiction of incorporation or organization)

                          Commission File No. 000-52292

                                   22-3781895
                     (I.R.S. Employer Identification Number)

                            1 MAYNARD DRIVE SUITE 205
                          PARK RIDGE, NEW JERSEY 07656
               (Address of principal executive offices) (Zip Code)

                                 (201) 505-1300
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

A. Tetragenex Pharmaceuticals, Inc ("Registrant" or the "Company") entered into a definitive contract with Dr. Stephen Stahl appointing him Chairman of the Scientific Advisory Board and Lead Scientific Consultant of the Company and putting him in charge of the licensing efforts for its lead compound Nemfitide and other product candidates being developed. The agreement also grants Dr. Stahl warrant, to purchase 650,000 shares of Tetragenex common stock at $1.30 per share expiring March 21, 2012 and another 100,000 warrants under certain circumstances. The Board also ratified an additional 50,000 warrants exercisable at $1.00 per share expiring November 2009 for the initial consultation engagement in May 2006. See attached Exhibit 10.1; such an appointment will be submitted to our shareholders at the Shareholders Annual Meeting for their ratification.

B. Registrant agrees to extend Dr. Murray Rosenthal's existing agreement by an additional three (3) years for an additional 125,000 warrants exercisable at $1.30 per share expiring March 21, 2012.

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

A. Registrant agreed to grant Darius Shayegan an additional 100,000 warrants under the same terms as Dr. Stahl which are warrants exercisable at $1.30 per share expiring March 21, 2012 plus an additional 75,000 under the same terms as Dr. Stahl based on a successful licensing agreement.

B. Subject to Shareholder's approval at the Shareholders' Annual Meeting Registrant authorizes the issuance of options to purchase common stock with a cashless exercise price of $1.00 per share expiring ten (10) years from issuance under the attached stock option plan which the Board approved as well, in the following amounts:

Alf Akerman       225,000           Jack Hamlin         200,000
David Abel        300,000           Neil Martucci       300,000
William Comer     350,000           Gabriela Nicolau     35,000
Robert Budetti    350,000           Jeffrey Freed        20,000
Ken Cartwright    500,000           Joseph Hlavka        20,000
Aaron Cohen       225,000           Suzanne Connolly     35,000
Bruce Bergman     225,000           Charles Miller       10,000
Martin Schacker   850,000           Richard Ablin        25,000
Richard Portney    20,000           Rudolph Ehrensing    10,000

ITEM 8.01. OTHER EVENTS.

Registrant adopted the Company's 2007 Stock Option Plan (the "2007 Plan"), See attached as Exhibit 99.1 under which the Plan Administrator is authorized to grant Options to acquire up to a total of 7,068,420 Common Shares (seven million sixty eight thousand four hundred and twenty Common Shares) which shall be submitted to the shareholders of the Company for approval at the Shareholders Annual Meeting

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(c)     Exhibits.

10.1              Contract Agreement with Dr. Stephen Stahl

99.1              2007 Stock Option Plan

THIS CURRENT REPORT ON FORM 8-K MAY CONTAIN, AMONG OTHER THINGS, CERTAIN FORWARD-LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995, INCLUDING, WITHOUT LIMITATION, STATEMENTS WITH RESPECT TO THE REGISTRANT 'S PLANS, OBJECTIVES, EXPECTATIONS AND INTENTIONS AND OTHER STATEMENTS IDENTIFIED BY WORDS SUCH AS "MAY", "COULD", "WOULD", "SHOULD", "BELIEVES", "EXPECTS", "ANTICIPATES", "ESTIMATES", "INTENDS", "PLANS" OR SIMILAR EXPRESSIONS. THESE STATEMENTS ARE BASED UPON THE CURRENT BELIEFS AND EXPECTATIONS OF THE REGISTRANT'S MANAGEMENT AND ARE SUBJECT TO SIGNIFICANT RISKS AND UNCERTAINTIES. ACTUAL RESULTS MAY DIFFER FROM THOSE SET FORTH IN THE FORWARD-LOOKING STATEMENTS. THESE FORWARD-LOOKING STATEMENTS INVOLVE CERTAIN RISKS AND UNCERTAINTIES THAT ARE SUBJECT TO CHANGE BASED ON VARIOUS FACTORS (MANY OF WHICH ARE BEYOND THE REGISTRANT'S CONTROL).

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

 TETRAGENEX PHARMACEUTICALS, INC                                    May 31, 2007

By: /s/ Martin Schacker
    -------------------
Martin Schacker, Chief Executive Officer